UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 3, 2009

SWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19483	75-2040825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone

number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement.

On December 3, 2009, SWS Group, Inc. (“SWS”) entered into a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters named therein (the “Underwriting Agreement”) providing for the sale to the public of 4,347,827 shares of SWS common stock, plus an additional 652,174 shares if the underwriters exercise their 30-day option to cover over-allotments, if any, at $11.50 per share. The Underwriting Agreement contains other terms and conditions that are generally customary for transactions of this nature. The transactions contemplated by the Underwriting Agreement are expected to close on December 9, 2009. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement.

The offering is being made pursuant to an existing and effective shelf registration statement filed on Form S-3 (File No. 333-162537) with the Securities and Exchange Commission, as supplemented by a final prospectus supplement dated December 4, 2009, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On December 3, 2009, SWS issued a press release announcing that it has priced the offering described in Item 1.01. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The opinion of Haynes and Boone, LLP regarding the validity of the common stock issued pursuant to the offering of shares of common stock described in Item 1.01 is filed as Exhibit 5.1 hereto.

Item 9.01(d). Exhibits.

Exhibit 1.1	Purchase Agreement, dated December 3, 2009, between SWS, Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters named therein.

Exhibit 5.1	Opinion of Haynes and Boone, LLP dated December 4, 2009.

Exhibit 23.1	Consent of Haynes and Boone, LLP (included in its opinion filed as Exhibit 5.1).

Exhibit 99.1	Press Release issued by SWS on December 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: December 4, 2009	By:	/S/ STACY M. HODGES
Stacy M. Hodges
Executive Vice President
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Purchase Agreement, dated December 3, 2009, between SWS, Merrill Lynch, Pierce, Fenner & Smith Incorporated and certain other underwriters named therein.

Exhibit 5.1	Opinion of Haynes and Boone, LLP dated December 4, 2009.

Exhibit 23.1	Consent of Haynes and Boone, LLP (included in its opinion filed as Exhibit 5.1).

Exhibit 99.1	Press Release issued by SWS on December 3, 2009.

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